U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 18, 2002
           ----------------------------------------------------------
                Date of Report (date of earliest event reported)


                             MUSE TECHNOLOGIES, INC.
        ----------------------------------------------------------------
              Exact Name of Registrant as Specified in its Charter



           Delaware                    1-14559                  85-0437001
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)


          3800 Rio Grande Blvd., N.W. Suite 504, Albuquerque, NM 87107
      --------------------------------------------------------------------
                     Address of Principal Executive Offices


          ------------------------------------------------------------
               Registrant's Telephone Number, Including Area Code

THIS REPORT ON FORM 8-K CONTAINS, IN ADDITION TO HISTORICAL INFORMATION, FORWARD-LOOKING STATEMENTS BY MUSE TECHNOLOGIES, INC. (THE "COMPANY") THAT MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. WORDS SUCH AS "MAY," "SHOULD," "ANTICIPATE," "BELIEVE," "PLAN," "ESTIMATE," "EXPECT" AND "INTEND," AND OTHER SUCH SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND ARE SUBJECT TO A NUMBER OF UNCERTAINTIES AND RISKS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. ALL FORWARD-LOOKING STATEMENTS INCLUDED IN THIS DOCUMENT ARE BASED ON INFORMATION AVAILABLE TO THE COMPANY AS OF THE DATE OF THIS DOCUMENT, AND THE COMPANY. ASSUMES NO OBLIGATION TO UPDATE THESE CAUTIONARY STATEMENTS OR ANY FORWARD-LOOKING STATEMENTS.

ITEM  5.  OTHER  EVENTS

     On December 4, 2002, MUSE Technologies, Inc. (the "Company") filed for protection under Title 11 of the United States Code in the United States Bankruptcy Court, District of New Mexico in the form of a Voluntary Chapter 7 petition. The Court-appointed Trustee in the matter is Phillip J. Montoya, PO Box 159, Albuquerque, NM 87103. Bankruptcy counsel for the Company is Daniel J. Behles, 320 Gold Avenue SW, Suite 1200, Albuquerque, NM 87103.

     Effective December 16, 2002 Steve Sukman resigned as an Officer of the Company and as a Member of the Company's Board of Directors. The Company's Board of Directors currently consists of Brian R. Clark, the Company's President and Chief Financial Officer.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

         (a)      Financial  Statements:  None

         (b)      Pro  Forma  Financial  Information:  None

         (c)      Exhibits:  None

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MUSE TECHNOLOGIES, INC.


Dated:  December 18, 2002                    By:   /s/  Brian R. Clark
                                                   -------------------
                                                   Brian R. Clark
                                                   President